SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.____)

Filed by the registrant       / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/ X / Preliminary proxy statement

/   / Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/     / Fee  Computed on table below per  Exchange  Act Rules 14a  -6(i)(4)  and
      0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4) Proposed maximum aggregate value of transaction:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2) Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

                                      13
                      OPPENHEIMER MULTI-SECTOR INCOME TRUST

                 Two World Trade Center, New York, New York 10048-0203

                    Notice Of Annual Meeting Of Shareholders
                            To Be Held April 29, 1999

To The Shareholders of Oppenheimer Multi-Sector Income Trust:

Notice is hereby given that the Annual Meeting of the Shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 11:30 A.M., Denver time, on Thursday, April 29, 1999, or any adjournments thereof (the "Meeting"), for the following purposes:

 (1) To elect three Trustees in Class C to hold office until the term of such class shall expire in 2002, or until their successors are elected and shall qualify;

 (2) To ratify the selection of KPMG LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 1998 (Proposal No. 1); and

 (3) To transact such other business as may properly come before the Meeting.


Shareholders of record at the close of business on March 1, 1999 are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposals. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


By Order of the Board of Trustees,


Andrew J. Donohue, Secretary


March 10, 1999

-------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.








                      OPPENHEIMER MULTI-SECTOR INCOME TRUST

            Two World Trade Center, New York, New York 10048-0203

                                 PROXY STATEMENT

                         Annual Meeting Of Shareholders
                            To Be Held April 29, 1999


This  Proxy   Statement  is  furnished  to  the   shareholders   of  Oppenheimer
Multi-Sector Income Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Annual Meeting of Shareholders to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 11:30 A.M., Denver time, on Thursday, April 29, 1999 or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about March 10, 1999. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 1998, call the Fund's transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.


The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares for the election of Trustees and on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons names as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of the Proposal. The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York 10048-0203; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).


The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, Shareholder Financial Services, Inc. (a subsidiary of OppenheimerFunds, Inc., the Fund's investment adviser), or by officers or employees of the Fund's investment adviser (the "Adviser"), personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. It is anticipated that the cost of engaging a proxy solicitation firm would not exceed $3,500 plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted. These costs will, of course, vary. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of March 1, 1999 the record date, there were 29,116,067 shares of the Fund issued and outstanding. All shares of the Fund have equal voting rights as to the election of Trustees and as to the Proposal described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of February 19, 1999 the only persons known by the management of the Fund to own or be the beneficial owner of 5% or more of the outstanding shares of the Fund were: Paine Webber Inc., 1000 Harbor Boulevard, 6th Floor, Weehawken, New Jersey 07087, which owned of record 4,733,709 shares (16.26% of the shares); Salomon Smith Barney, Inc., 333 W. 34th Street New York, New York 10001, which owned 2,173,923 shares (7.47% of the shares); Prudential Securities, Inc., One York Plaza, 8th Floor, New York, New York 10004, which owned 1,796,339 shares (6.17% of the shares); AG Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, which owned 1,980,439 shares (6.80% of the shares); and Donaldson, Lufkin and Jenrette Securities Corp., One Pershing Plaza, Jersey City, New Jersey 07399, which owned 1,644,705 shares (5.65% of the shares).


                              ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms. One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, three Class C Trustees are to be elected for a three year term, as described below, or until their respective successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. The proxies being solicited hereby cannot be voted for more than three nominees.

Each of the Class C Nominees, Elizabeth Moynihan, Donald Spiro and Pauline Trigere are presently Trustees of the Fund. All present Trustees of the Fund have been previously elected by the Fund's shareholders. Each nominee has agreed to be nominated and to serve as a Trustee. Class C Trustees to be elected at the Meeting shall serve as such for a three year term and constitute the third class of the Board. The classes of the Board and the expiration dates of their terms of office are shown below.



Each of the nominees and other Trustees are Trustees or Directors of the following New York-based Oppenheimer funds1:

Oppenheimer California Municipal Fund   Oppenheimer  International Small Company
                                          Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Large Cap Growth Fund
Oppenheimer Developing Markets Fund       Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Multiple Strategies Fund
Oppenheimer Enterprise Fund               Oppenheimer Multi-Sector Income Trust
Oppenheimer Europe Fund                  Oppenheimer Multi-State Municipal Trust
Oppenheimer Global Fund                   Oppenheimer Municipal Bond Fund
Oppenheimer Global Growth & Income Fund   Oppenheimer New York Municipal Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Series Fund, Inc.
Oppenheimer Growth Fund                   Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund     Oppenheimer World Bond Fund


Ms. Macaskill and Messrs. Spiro, Donohue, Bowen, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. The nominees and other Trustees indicated below by an asterisk (*) are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Adviser or its affiliates or other positions described The year given below indicates when the nominees and the other Trustees first became a trustee or director of any of the New York-based Oppenheimer funds without a break in service. If any of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons selected and nominated by disinterested Trustees as the Board of Trustees may, in its discretion, recommend.

1 Ms. Macaskill is not a Director of Oppenheimer Money Market Fund, Inc.



As of March 1, 1999 the only Trustee who held shares of the Fund was Benjamin Lipstein, who disclaims beneficial ownership of 1,000 shares of the Fund held by his wife.


Name and                Business Experience                               Term
Other Information       During the Past Five Years                       Expires
Class A
Leon Levy               General  Partner  of  Odyssey  Partners,   L.P.   2000
first became a          (investment   partnership)   (since  1982)  and
Trustee in 1959         Chairman of Avatar Holdings,  Inc. (real estate
Age: 73                 development).


Bridget A. Macaskill*   President  (since June 1991),  Chief  Executive   2000
first became a          Officer (since  September  1995) and a Director
Trustee in 1995         (since   December   1994)   of   the   Adviser;
Age: 50                 President  and  director  (since  June 1991) of
                        HarbourView;  Chairman  and a  director  of  SSI  (since
                        August  1994),  and  SFSI  (September  1995);  President
                        (since  Septembe  1995) and a  director  (since  October
                        1990) of OAC;  President  (since  September  1995) and a
                        director    (since   November   1989)   of   Oppenheimer
                        Partnership Holdings, Inc., a holding company subsidiary
                        of the  Adviser;  a director of  Oppenheimer  Real Asset
                        Management,  Inc.  (since  July 1996);  President  and a
                        director   (since  October  1997)  of   OppenheimerFunds
                        International Ltd., an offshore fund manager subsidiary of the Adviser ("OFIL"); Chairman, President and a director of Oppenheimer Millennium Funds plc (since
                        October 1997); President and a director or trustee of other Oppenheimer funds; Member, Board of Governors,
                        NASD, Inc.; and a director of Hillsdown  Holdings plc (a
                        U.K. food company);  formerly a director of NASDAQ Stock
                        Market, Inc.


Clayton K. Yeutter      Of  Counsel,  Hogan & Hartson (a law  firm);  a   2000
first became a          director   of   Zurich    Financial    Services
Trustee in 1993         (financial   services),    Caterpillar,    Inc.
Age: 68                 (machinery),    ConAgra,    Inc.    (food   and
                        agricultural   products),   Farmers   Insurance
                        Company (insurance),  FMC Corp.  (chemicals and
                        machinery)   and   Texas   Instruments,    Inc.
                        (electronics);    formerly    (in    descending
                        chronological   order),   Counsellor   to   the
                        President (Bush) for Domestic Policy,  Chairman
                        of   the   Republican    National    Committee,
                        Secretary   of   the   U.S.    Department    of
                        Agriculture,    U.S.   Trade    Representative;
                        formerly a director of B.A.T. Industries,  Ltd.
                        (tobacco and  financial  services),  IMC Global
                        (fertilizer)  and Lindsay Mfg. Co.  (irrigation
                        equipment).
Class B
Robert G. Galli         A  Trustee  or  Director  of other  Oppenheimer   2001
first became a          funds.   Formerly   he   held   the   following
Trustee in 1993         positions:   Vice   Chairman  of  the  Adviser,
Age: 65                 OppenheimerFunds,   Inc.   (October   1995   to
                        December 1997); Vice President (June 1990 to March 1994)
                        and General  Counsel of Oppenheimer  Acquisition  Corp.,
                        the Adviser's  parent  holding  company;  Executive Vice
                        President  (December  1977  to  October  1995),  General
                        Counsel and a director  (December  1975 to October 1993)
                        of the Adviser;  Executive Vice President and a director
                        (July  1978 to  October  1993) and  General  Counsel  of
                        OppenheimerFunds   Distributor,   Inc.;  Executive  Vice
                        President and a director (April 1986 to October 1995) of HarbourView Asset Management Corporation; Vice President and a director (October 1988 to October 1993) of Centennial Asset Management Corporation, (HarbourView and Centennial are investment adviser subsidiaries of the Adviser); and an officer of other Oppenheimer funds.

Benjamin Lipstein       Professor   Emeritus   of   Marketing,    Stern   2001
first became a          Graduate  School  of  Business  Administration,
Trustee in 1974         New York University.
Age: 75

Kenneth A. Randall      A  director   of   Dominion   Resources,   Inc.   2001
first became a          (electric  utility holding  company),  Dominion
Trustee in 1980         Energy,  Inc.  (electric  power  and  oil & gas
Age: 71                 producer),  and Prime Retail, Inc. (real estate
                        investment   trust);   formerly  President  and
                        Chief  Executive   Officer  of  The  Conference
                        Board,   Inc.   (international   economic   and
                        business    research)   and   a   director   of
                        Lumbermens  Mutual Casualty  Company,  American
                        Motorists   Insurance   Company  and   American
                        Manufacturers Mutual Insurance Company.

Edward V. Regan         Chairman of  Municipal  Assistance  Corporation   2001
first became a          for the  City of New  York;  Senior  Fellow  of
Trustee in 1993         Jerome Levy Economics Institute,  Bard College;
Age: 68                 a director of RBAsset (real estate manager);  a
                        director  of  OffitBank;   Trustee,   Financial
                        Accounting    Foundation   (FASB   and   GASB);
                        formerly   New  York  State   Comptroller   and
                        trustee,  New York  State and Local  Retirement
                        Fund.

Russell  S.   Reynolds, Retired  Founder  Chairman of Russell  Reynolds   2001
Jr.                     Associates,    Inc.   (executive   recruiting);
first became a          Chairman  of   Directorship   Inc.   (corporate
Trustee in 1989         governance    consulting);    a   director   of
Age: 67                 Professional  Staff Limited (U.K); a trustee of
                        Mystic  Seaport  Museum,  International  House,
                        and Greenwich Historical Society.
Class C
Elizabeth B. Moynihan   Author and architectural  historian;  a trustee   1999
first became a          of  the  Freer  Gallery  of  Art   (Smithsonian
Trustee in 1992         Institute),  Executive  Committee  of  Board of
Age: 69                 Trustees of the  National  Building  Museum;  a
                        member of the  Trustees  Council,  Preservation
                        League of New York State.


Donald W. Spiro*        Chairman  Emeritus  (since  August  1991) and a   1999
first became a          director  (since  January 1969) of the Adviser;
Trustee in 1985         formerly    Chairman   of   the   Adviser   and
Age: 73                 OppenheimerFunds Distributor, Inc.


Pauline Trigere         Chairman  and Chief  Executive  Officer of P.T.   1999
first became a          Concept (design and sale of women's fashions).
Trustee in 1977
Age: 86

Vote Required. The affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.


Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended October 31, 1998. Each of the Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served; except that Mr. Spiro was present for four out of the six Board meetings. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Lipstein, and Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met four times during the fiscal year ended October 31, 1998. The Board of Trustees does not have a standing nominating or compensation committee.


Remuneration of Trustees The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Adviser receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1998. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1998.

                                                                           Total
                                                                    Compensation
                                                    Retirement         from all
                                                      Benefits   New York based
                                   Aggregate   Accrued as Part      Oppenheimer
Trustee's Name                  Compensation           of Fund        Funds (21
and Other Positions               from Fund1          Expenses          Funds)2

Leon Levy
Chairman                             $17,906            $8,986         $162,600

Robert G. Galli
Study Committee Member3               $3,369              None         $113,383

Benjamin Lipstein
Study Committee Chairman,
Audit Committee Member               $20,318           $12,608         $140,550

Elizabeth B. Moynihan
Study Committee Member                $5,431              None          $99,000

Kenneth A. Randall
Audit Committee Member               $10,921            $5,940          $90,800

Edward V. Regan
Proxy Committee Chairman,
Audit Committee Member                $4,926              None          $89,800

Russell S. Reynolds, Jr.
Proxy Committee Member                $5,317            $1,631          $67,200
Pauline Trigere                       $7,496            $4,204          $60,000

Clayton K. Yeutter
Proxy Committee Member               $3,6864              None          $67,200

1. Aggregate compensation includes fees, deferred compensation, in any, and retirement plan benefits accrued for a trustee.
2. For the 1998 calendar year.
3. Aggregate compensation from the Fund reflects fees from 1/1/98 to 10/31/98. Total compensation for the 1998 calendar year includes amounts received for serving as a Trustee or Director of 11 other Oppenheimer funds
4. Includes $635 deferred under Deferred Compensation Plan described below.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

   Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other New York-based Oppenheimer funds.


Arthur P. Steinmetz,  Vice President and Portfolio Manager, Age:40.
   Two World Trade Center, 34th Floor, New York, New York 10048-0203 Senior Vice President of the Adviser (since March 1993); an officer of other Oppenheimer funds.


Caleb Wong,  Portfolio Manager, Age: 33
   Two World Trade Center, 34th Floor, New York, New York 10048-0203 Assistant Vice President of the Adviser (since January 1997); worked in fixed-income quantitative research and risk management for the Adviser (Since July 1996) prior to which he was enrolled in the Ph.D. program for Economics at the University of Chicago.


Andrew J. Donohue, Secretary; Age: 48
   Two World Trade Center, 34th Floor, New York, New York 10048-0203 Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Adviser; Executive Vice President and General Counsel (since September 1993), and a director (since January
   1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995); President and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President and a director of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

George C. Bowen, Treasurer; Age: 62
   6803 South Tucson Way, Englewood,  Colorado 80112
   Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Adviser; Vice President (since June 1983) and Treasurer (since March
   1985) of  OppenheimerFunds  Distributor,  Inc.; Vice President (since October
   1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Assistant Treasurer of OAC (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OFIL and Oppenheimer Millennium Fund plc (since October 1997); a trustee or director and an officer of other Oppenheimer funds; formerly Treasurer of OAC (June 1990 - March 1998).

Robert J. Bishop, Assistant Treasurer; Age: 40
   6803 South Tucson Way, Englewood,  Colorado 80112
   Vice President of the Adviser/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Scott T. Farrar, Assistant Treasurer; Age: 33
   6803 South Tucson Way, Englewood,  Colorado 80112
   Vice President of the Adviser/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Robert G. Zack, Assistant Secretary; Age: 50
   Two World Trade Center, 34th Floor, New York, New York 10048-0203 Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Adviser, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc and OFIL (since October 1997); an officer of other Oppenheimer funds.


              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                (Proposal No. 1)

The  Investment   Company  Act  requires  that   independent   certified  public
accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held October 7,1998 selected KPMG LLP ("KPMG") as auditors of the Fund for the fiscal year beginning November 1, 1998. KPMG also serves as auditors for certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of KPMG as auditors. Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of KPMG as auditors of the Fund.

                             Additional Information

The Adviser and the Transfer Agent. Subject to the authority of the Board of Trustees, the Adviser is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the Adviser, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses. The Fund incurred approximately $54,062 in expenses for the fiscal year ended October 31, 1998 for services provided by SFSI.

The Adviser (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than 4.0 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Adviser and OAC are located at Two World Trade Center 34th Floor, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. Effective as of August 1, 1997, OAC declared a ten for one stock split. At December 31, 1998, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 8,667,670 shares of Class B voting stock, and (iii) 15,022,072 shares of Class C non-voting stock. This collectively represented 89.5% of the outstanding common stock and 85.0% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 2,156,060 shares of the Class B voting stock, representing 7.2% of the outstanding common stock and 10.3% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 5,170,889 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Ms. Macaskill and Mr. Donald W. Spiro, who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period June 30, 1997 to December 31, 1998, the only transactions on a post-split basis by persons who serve as Trustees of the Fund were by Mr. Spiro, who sold 250,000 shares of Class B OAC common stock to MassMutual for an aggregate of $14,955,000 and Robert G. Galli, who sold 40,000 shares of Class B OAC common stock to MassMutual for an aggregate of $8,160,800. Mr. Galli no longer holds any OAC stock or options.

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus and a director; James C. Swain, Vice Chairman; George Batejan, Craig Dinsell, O. Leonard Darling, Barbara Hennigar, James Ruff and Loretta McCarthy, Executive Vice Presidents; Andrew J. Donohue, Executive Vice President, General Counsel and a director; Robert C. Doll, Executive Vice President, Chief Investment Officer and a director; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Charles Albers, Peter M. Antos, Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert B. Grill, Thomas W. Keffer, John S. Kowalik, David Negri, Robert E. Patterson, Russell Read, Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Robert G. Zack and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the four offices of the Adviser: Two World Trade Center, 34th Floor, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625-2807 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

The Administrator. Mitchell Hutchins Asset Management Inc. (the "Administrator") serves as the Fund's Administrator pursuant to an Administration Agreement between the Fund and the Administrator. The address of the Administrator, an affiliate of Paine Webber Incorporated, is 1285 Avenue of the Americas, New York, New York 10019.

                        RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 1999 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                                    By Order of the Board of Trustees,

                                    Andrew J. Donohue, Secretary

                                  March 10,1999






































Proxy\680Proxy-Def99.doc

                      OPPENHEIMER MULTI-SECTOR INCOME TRUST
         PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD APRIL 29, 1999

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                  Please detach at perforation before mailing.
--------------------------------------------------------------------

Oppenheimer Multi-Sector Income Trust
Proxy for Annual Shareholders Meeting to be held April 29, 1999

The undersigned shareholder of Oppenheimer Multi-Sector Income Trust (the "Fund") does hereby appoint Robert Bishop, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held April 29, 1999 at 6803 South Tucson Way, Englewood, Colorado 80112 at 11:30 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

                                      OVER
                                       680

Oppenheimer Multi-Sector Income Trust/Proxy for Annual Shareholders Meeting to be held April 29, 1999.

Your shareholder vote is important!

Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.
                   Please detach at perforation before mailing.
1.  Election of Trustees

A)    Elizabeth B. Moynihan
B)    Donald W. Spiro
C)    Pauline Trigere

    _______FOR all nominees listed              ___ WITHHOLD AUTHORITY
    except as marked to the contrary.                 to vote for all
nominees
    Instruction: To withhold authority to
    vote for any individual nominee, line
    out that nominee's name at left.


2.  Ratification of selection of KPMG LLP as independent  auditors (Proposal No.
    1)


            FOR____           AGAINST____       ABSTAIN____


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.
                              Dated:      _____________________, 1999
                                          (Month)          (Day)


                                  Signature(s)



                                  Signature(s)

                                 Please read both sides of this ballot.


680